Exhibit 10.5

FIRST AMENDMENT TO

LOAN AGREEMENT

Dated as of March 9, 2007

By and Among

ART MORTGAGE BORROWER PROPCO 2006-1C L.P.

and

ART MORTGAGE BORROWER OPCO 2006-1C L.P.,

collectively, as Borrower

and

UBS REAL ESTATE SECURITIES INC.,

as Lender

FIRST AMENDMENT TO

LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT, dated as of March 9, 2007 (this “First Amendment”), by and between UBS REAL ESTATE SECURITIES INC., a Delaware corporation, having an address at 1285 Avenue of the Americas, New York, New York 10019 (together with its successors and assigns, “Lender”), and ART MORTGAGE BORROWER PROPCO 2006-1C L.P., a Delaware limited partnership (“Propco Borrower”), and ART MORTGAGE BORROWER OPCO 2006-1C L.P., a Delaware limited partnership (“Opco Borrower”, and together with Propco Borrower, individually or collectively, as the context may require, “Borrower”), each having an address at 10 Glenlake Parkway, Suite 800, Atlanta, Georgia 30328.

RECITALS

WHEREAS, Lender and Borrower entered into a certain Loan Agreement (the “Original Loan Agreement”), dated as of December 8, 2006, pursuant to the terms of which, among other things, Lender agreed to make a loan (the “Loan”) to Borrower in the original principal amount of $61,500,000.00, which Loan was evidenced by (i) that certain Promissory Note of even date with the Original Loan Agreement made by Borrower in favor of Lender in the original stated principal amount of $61,500,000.00 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Original Note”);

WHEREAS, UBS Real Estate Securities Inc., a Delaware corporation (together with its successors and assigns, “1B Lender”), made a loan (the “1B Loan”) to ART Mortgage Borrower Propco 2006-1B L.P., a Delaware limited partnership (“Propco 1B Borrower”), and ART Mortgage Borrower Opco 2006-1B L.P., a Delaware limited partnership (“Opco 1B Borrower”, and together with Propco 1B Borrower, collectively, “1B Borrowers”), pursuant to that certain Loan Agreement, dated as of December 8, 2006, by and among 1B Lender and the 1B Borrowers (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Original 1B Loan Agreement”), which 1B Loan was evidenced by that certain Promissory Note, dated as of December 8, 2006, in the original stated principal amount of $119,500,000.00 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Original 1B Note”);

WHEREAS, the Loan and the 1B Loan were cross-collateralized and cross-defaulted with each other;

WHEREAS, Lender and 1B Lender desire to uncross the Loan and the 1B Loan so that no collateral under the Original Loan Agreement shall be collateral under the Original 1B Loan Agreement, no collateral under the Original 1B Loan Agreement shall be collateral under the Original Loan Agreement, no Event of Default under and as defined in the Original Loan Agreement shall constitute an Event of Default under and as defined in the Original 1B Loan Agreement, and no Event of Default under and as defined in the Original 1B Loan Agreement shall constitute an Event of Default under and as defined in the Original Loan Agreement;

WHEREAS, 1B Lender has released certain Individual Properties under and as defined in the 1B Loan Agreement from the lien of the security instruments encumbering them in order that Propco 1B Borrower can convey such Individual Properties to Propco Borrower to be encumbered pursuant to security instruments in favor of Lender as collateral security for the repayment of the Loan;

WHEREAS, Lender has released that Individual Property (under and as defined in the Loan Agreement) located in East Dubuque, Illinois (the “Dubuque Property”) from the lien of the security instrument encumbering it in order that Propco Borrower can convey the Dubuque Property to Propco 1B Borrower to be encumbered pursuant to a security instrument in favor of 1B Lender as collateral security for the repayment of the 1B Loan;

WHEREAS, (i) Lender and Borrower are amending and restating the Original Note pursuant to that certain Amended and Restated Note of even date herewith in the stated principal amount of $115,300,000.00 (the Original Note as so amended and restated, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”) in order to evidence that the loan has been repaid in the principal amount of $18,000,000.00 and new proceeds have been advanced in the principal amount of $71,800,000.00, such that the principal amount of the Loan has increased as a function of the increase in the aggregate Allocated Loan Amounts of the Individual Properties encumbering the Loan as of the date hereof and (ii) 1B Lender and 1B Borrower have amended and restated the Original 1B Note pursuant to that certain Amended and Restated Note of even date herewith in the stated principal amount of $65,700,000.00 in order to evidence that the 1B Loan has been repaid in the principal amount of $71,800,000.00 and new proceeds have been advanced in the principal amount of $18,000,000.00, such that the principal amount of the 1B Loan has decreased as a function of the decrease in the aggregate Allocated Loan Amounts of the Individual Properties encumbering the 1B Loan as of the date hereof and (iii) as of the date hereof, the principal amount of the Loan and 1B Loan, in the aggregate, is equal to the principal amount of the Original Loan and the Original 1B Loan, in the aggregate, and the stated principal amount of the Note and the 1B Note, in the aggregate, equals the original stated principal amount of the Original Note and the Original 1B Note, in the aggregate;

WHEREAS, (i) Lender and Borrowers are amending the Original Loan Agreement pursuant to this First Amendment thereto (the Original Loan Agreement, so amended, and as it may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) in order to replace certain of the Schedules and amend certain terms and provisions of the Original Loan Agreement to evidence and reflect accurately those Individual Properties to be encumbered as collateral securing the repayment of the Loan as of the date hereof and in order to uncross the Loan from the 1B Loan and (ii) 1B Lender and 1B Borrowers are amending the Original 1B Loan Agreement pursuant to that certain First Amendment thereto of even date herewith in order to replace certain of the Schedules and amend the terms and provisions of the Original 1B Loan Agreement to evidence and reflect accurately those Individual Properties to be encumbered as collateral securing the repayment of the 1B Loan as of the date hereof and in order to uncross the 1B Loan from the Loan;

WHEREAS, the 1B Loan has been prepaid in the principal amount of $53,800,000 without prepayment penalty, premium or fee of any kind, and such principal amount has been readvanced pursuant to the Loan;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

I.              MODIFICATIONS TO SCHEDULES

Section 1.1            Schedules I, II, VI, VII, VIII, IX and 3.1 to the Loan Agreement are hereby deleted in their entirety and replaced with the Schedules I, II, VI, VII, VIII, IX and 3.1 attached hereto as Exhibit A.

II.            MODIFICATIONS TO LOAN TERMS

Section 2.1            The definitions of “Cross Borrower”, “Cross Event of Default”, “Cross Guaranty”, “Cross Lender”, “Cross Loan”, “Cross Loan Agreement”, “Cross Mortgage” and “Cross Security Agreement” are hereby deleted in their entirety from Section 1.1 of the Loan Agreement.

Section 2.2            The definitions of “Assignment of Leases”, “Capital Expenditure Maximum Amount”, “Cash Management Agency Agreement”, “Individual Property”, “Loan”, “Loan Documents”, “Management Agreement”, “Mortgage”, “Note” and “Security Agreement” are hereby deleted in their entirety and replaced with the following new definitions:

“Assignment of Leases” shall mean, (i) with respect to each Original Individual Property, that certain first priority Assignment of Leases and Rents, dated as of December 8, 2006, as amended by that certain First Amendment to Assignment of Leases, dated as of March 9, 2007, from Propco Borrower, as assignor, to Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, and (ii) with respect to each New Individual Property, that certain first priority Assignment of Leases and Rents, dated as of March 9, 2007, from Propco Borrower, as assignor, to Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Capital Expenditure Maximum Amount” shall mean, as of any date, an amount equal to One Million Two Hundred Twenty-Nine Thousand Eight Hundred Sixty-Seven and No/100 Dollars ($1,229,867.00) less the Allocated Capital Expenditure Amount of each Individual Property previously released from the lien of the Mortgage (or, in lieu of such release, which Mortgage is assigned by Lender) pursuant to Section 2.4 or Section 2.5, and less the Allocated Capital Expenditure Amount of a Substituted Property pursuant to Section 11.29, but plus the Allocated Capital Expenditure Amount of a Substitute Property pursuant to Section 11.29, subject in all cases to a maximum aggregate of $1,229,867.00.

“Cash Management Agency Agreement” shall mean, collectively, (i) that certain Cash Management Agency Agreement, dated as of December 8, 2006, as amended as of March 9, 2007, between Propco Borrower and Guarantor, (ii) that certain Cash Management

Sub-Agency Agreement dated as of December 8, 2006, as amended as of March 9, 2007, between Guarantor and Logistics and (iii) that certain Amended and Restated Administrative Services and Cost Allocation Agreement dated as of December 8, 2006, as amended as of March 9, 2007, between Opco Borrower and Logistics, in each case as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

“Individual Property” shall mean each Original Individual Property and each New Original Individual Property, as applicable.

“Loan” shall mean the loan in the aggregate principal amount of One Hundred Fifteen Million Three Hundred Thousand and No/100 Dollars ($115,300,000.00) made by Lender to Borrower pursuant to this Agreement.

“Loan Documents” shall mean, collectively, this Agreement, the Note, the Mortgage, the Assignment of Leases, the Cash Management Agreement, the Environmental Indemnity, the Guaranty, the Assignment of Management Agreement, the Security Agreement and any other document pertaining to the Property as well as all other documents now or hereafter executed and/or delivered in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Management Agreement” shall mean (a) that certain Amended and Restated Management Agreement, dated as of the date hereof, between Propco Borrower and Manager, as the same may be amended or otherwise modified from time to time in accordance with the terms of this Agreement, or (b) if the context requires, a replacement management agreement entered into by and between Borrower and a Qualified Manager in accordance with the terms of this Agreement.

“Mortgage” shall mean, (i) with respect to each Original Individual Property, that certain first priority Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement, Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement and/or Deed to Secure Debt, Assignment of Leases and Rent, Fixture Filing and Security Agreement, dated as of December 8, 2006, as amended in each case by that certain First Amendment thereto, dated as of March 9, 2007, in each case executed and delivered by Propco Borrower and encumbering the applicable Original Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time and (ii) with respect to each New Individual Property, that certain first priority Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement, Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement and/or Deed to Secure Debt, Assignment of Leases and Rent, Fixture Filing and Security Agreement, dated as of March 9, 2007, in each case executed and delivered by Propco Borrower and encumbering the applicable New Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note” shall mean that certain Amended and Restated Promissory Note dated as of the date hereof made by Borrower in the stated principal amount of One Hundred Fifteen Million Three Hundred Thousand and No/100 Dollars ($115,300,000.00), and, if applicable, the

Defeased Note and the Undefeased Note, in each case as the same may be amended, restated, replaced, supplemented, increased, extended, consolidated or otherwise modified from time to time.

“Security Agreement” shall mean that certain Amended and Restated Security Agreement, dated as of the date hereof, made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Section 2.3            The following new definitions of “New Individual Property” and “Original Individual Property” shall be added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

“New Individual Property” shall mean each parcel of real property located at the address listed on Schedule VI and referenced as a “New Individual Property” thereon, other than any New Individual Property to the extent it becomes a Release Property or Expansion Parcel upon being released pursuant to Section 2.4, 2.5 or 11.30, the Improvements thereon and all personal property owned by Borrower and encumbered by a Mortgage, together with all of Borrower’s rights pertaining to such property and Improvements, all as more particularly described in the Granting Clauses of the applicable Mortgage.

“Original Individual Property” shall mean each parcel of real property located at each address listed on Schedule VI and referenced as an “Original Individual Property” thereon, other than any Original Individual Property to the extent it becomes a Release Property or Expansion Parcel upon being released pursuant to Section 2.4, 2.5 or 11.30, the Improvements thereon and all personal property owned by Borrower and encumbered by a Mortgage, together with all of Borrower’s rights pertaining to such property and Improvements, all as more particularly described in the Granting Clauses of the applicable Mortgage.

Section 2.4            Section 3.1.16 of the Loan Agreement is hereby amended by deleting the phrase “, Cross Lender” from the second sentence thereof.

Section 2.5            Section 3.1.24 of the Loan Agreement is hereby amended by (i) deleting the words “and the Cross Borrower,” from clause (e) thereof, (ii) deleting the words “and the Cross Borrower,” from clause (n) thereof, (iii) deleting the words “and the Cross Borrower,” from clause (w) thereof, and (iv) deleting in its entirety the last paragraph thereof.

Section 2.6            Section 5.1.1(a)(xi)(B) of the Loan Agreement is hereby amended by deleting the dollar amount “$41,000” in the proviso thereof and replacing it with “$76,867”.

Section 2.7            Section 6.4.1 of the Loan Agreement is hereby amended by deleting the number “32,841,000” in clause (a) thereof and replacing it with the number “32,958,000”.

Section 2.8            Section 10.1 of the Loan Agreement is amended by deleting clause (xii) thereof and replacing it with the following new clause (xii):

“(xii) intentionally omitted;”

Section 2.9            Section 11.24 of the Loan Agreement is hereby amended by deleting clause (d) thereof in its entirety and replacing it with the following new clause (d):

“(d) Notwithstanding anything to the contrary contained herein or in any other Loan Documents, unless the Loan is being transferred to a “special servicer” or is then being “specially serviced” (in which case Borrower may be required to deal with one primary Servicer and one “special servicer”), Borrower shall be required to deal with only one Servicer acting on behalf of all Persons comprising Lender (the “primary Servicer”), with respect to any consents, approvals or notices required or permitted from, or to, Servicer or Lender pursuant to the Loan Documents (it being understood that such primary Servicer may need to consult with other Persons that hold a portion of Lender’s rights and obligations under the Loan or with the Rating Agencies in connection with any such consent, approval or notice and that a so-called “special servicer” may act as such primary Servicer).  Lender may replace such primary Servicer with another primary Servicer at any time in Lender’s sole discretion.  As of the date hereof, Wachovia Bank, N.A., in its capacity as servicer under a Servicing Agreement with Lender, is hereby designated as the primary Servicer and unless and until Borrower is notified by all Persons comprising Lender of a new primary Servicer, Borrower shall be permitted to rely conclusively and irrevocably on such designation.”

Section 2.10         Section 11.27 of the Loan Agreement is hereby amended by deleting in their entirety clauses (g), (h) and (i) thereof.

Section 2.11         Section 11.28 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following new Section 11.28:

“Section 11.28 Intentionally Omitted.”

III.           AMENDMENT TO OTHER LOAN DOCUMENTS

Section 3.1            Omnibus Amendment to All Loan Documents.  As of the date hereof, each reference to the defined terms which have been modified pursuant to this Amendment shall be deemed to be a reference to such defined term as so modified, and any reference to the principal amount of the Note or the Loan shall be deemed to be a reference to such principal amount as so increased or decreased pursuant to this Amendment and as evidenced by the Note.

Section 3.2            The Environmental Indemnity is hereby amended by deleting Exhibit A thereto in its entirety and replacing it with a new Exhibit A attached hereto as Schedule I.

Section 3.3            The Assignment of Management Agreement is hereby amended by deleting Exhibit A thereto in its entirety and replacing it with a new Exhibit A attached hereto as Schedule II.

IV.           REAFFIRMATION OF GUARANTEES

Section 4.1            In connection with this Amendment, Guarantor hereby:

(i)            Consents to and acknowledges this Amendment and acknowledges and agrees that any and all documents entered into in connection with the Amendment hereto do not and shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty and the Environmental Indemnity.

(ii)           Acknowledges that the Guaranty and the Environmental Indemnity and the obligations of Guarantor contained in the Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(iii)          Acknowledges that this reaffirmation of the Guaranty and the Environmental Indemnity is for the benefit of Lender.

V.            MISCELLANEOUS

Section 5.1            Except with respect to terms that are defined in this Amendment or terms used in the Original Loan Agreement that are redefined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Original Loan Agreement.

Section 5.2            Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Original Loan Agreement shall remain in full force and effect.

Section 5.3            All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified.

Section 5.4            Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, Lender hereby acknowledges that all fees, costs and expenses incurred with respect to the execution of this Amendment or any other Loan Document and any and all of the transactions contemplated by this Amendment or any other Loan Document will be the responsibility of Lender.

Section 5.5            This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

Section 5.6            This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, permitted successors and permitted assigns.

Section 5.7            This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York and any applicable law of the United States of America.

Section 5.8            No modification, amendment, extension, discharge, termination or waiver of any provision of this Amendment or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section 5.9            As amended by this Amendment, all terms, covenants and provisions of the Original Loan Agreement are ratified and confirmed and shall remain in full force and effect as first written.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

ART MORTGAGE BORROWER PROPCO 2006-1C L.P., a Delaware limited partnership

By:	ART Mortgage Borrower Propco GP 2006-1C
LLC, a Delaware limited liability company, its
general partner

By:	Americold Realty Trust, a Maryland real estate
investment trust, its sole equity member

By:	/s/ Neal Rider
Name: Neal Rider
Title: President and Chief Operating Officer

ART MORTGAGE BORROWER OPCO 2006-1C L.P., a Delaware limited partnership

By:	ART Mortgage Borrower Opco GP 2006-1C LLC,
a Delaware limited liability company, its general partner

By:	Americold Logistics, LLC, a Delaware limited
liability company, its sole equity member

By:	/s/ Neal Rider
Name: Neal Rider
Title: President and Chief Operating Officer

LENDER:

UBS REAL ESTATE SECURITIES INC.,
a Delaware corporation

By:	/s/ Terrence Haas
Name: Terrence Haas
Title: Director

By:	/s/ Henry Chung
Name: Henry Chung
Title: Director

CROSS LENDER:

UBS REAL ESTATE SECURITIES INC.,
a Delaware corporation

By:	/s/ Terrence Haas
Name: Terrence Haas
Title: Director

By:	/s/ Henry Chung
Name: Henry Chung
Title: Director

GUARANTOR:

AMERICOLD REALTY TRUST, a Maryland real estate investment trust

By:	/s/ Neal Rider
Name: Neal Rider
Title: President and Chief Operating Officer

MANAGER:

ART MANAGER LLC, a Delaware limited liability company

By:	Americold Realty Trust, a Maryland real estate
investment trust, its sole equity member

By:	/s/ Neal Rider
Name: Neal Rider
Title: President and Chief Operating Officer